SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 _______________


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       April 23, 2004
                                                        --------------

                           MENTOR GRAPHICS CORPORATION
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



          OREGON                            0-13442             93-0786033
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(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                    File Number)       Identification No.)



      8005 S.W. BOECKMAN ROAD
          WILSONVILLE, OR                                         97070-7777
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
                                                        ---------------

                                    NO CHANGE
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     This 8-K/A is being filed due to a problem occurring on April 22, 2004, with the Company's EDGAR service provider when furnishing the Company's financial outlook press release for the second quarter and full year 2004 and the Company's financial results press release for the first quarter of 2004. The Company's financial results press release for the first quarter of 2004, was inadvertently not furnished to the SEC. Also furnished is a transcript of the Company's April 22, 2004, conference call regarding the Company's financial results for the first quarter of 2004.

Item 9.  Regulation FD Disclosure.
----------------------------------

     Attached as Exhibit 99.2 is a copy of a press release of Mentor Graphics Corporation dated April 22, 2004, providing the Company's outlook for the second quarter and full year of 2004, which is being furnished to the Securities and Exchange Commission.


Item 12.  Results of Operations and Financial Condition.
--------------------------------------------------------

     Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated April 22, 2004, announcing the Company's financial results for the first quarter of 2004, which is being furnished to the Securities and Exchange Commission.

     Attached as Exhibit 99.3 is a transcript of the Mentor Graphics Corporation's April 22, 2004 conference call regarding financial results for the first quarter of 2004, which is being furnished to the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MENTOR GRAPHICS CORPORATION
                            (Registrant)


Date: April 23, 2004        By: /s/ Gregory K. Hinckley
                                -----------------------
                                Gregory K. Hinckley
                                President, Chief Operating and Financial Officer